Components of Net Periodic (Benefit) Cost, Foreign Plans (Detail) (Foreign plans, JPY ¥) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2014	Mar. 31, 2013	Mar. 31, 2012
Foreign plans
Components of net periodic (benefit) cost:
Service cost	¥ 553	¥ 549	¥ 441
Interest cost	741	625	230
Expected return on plan assets	(443)	(445)	(48)
Amortization of net actuarial loss (gain)	27	6	(2)
Net periodic pension cost	¥ 878	¥ 735	¥ 621